EXHIBIT 10.1

                  FOURTH AMENDMENT TO REVOLVING LOAN AGREEMENT


     THIS FOURTH AMENDMENT TO REVOLVING LOAN AGREEMENT (this "Amendment") is made as of May 29, 1997, by and between EXPRESS SCRIPTS, INC., a Delaware corporation ("Borrower"), and MERCANTILE BANK NATIONAL ASSOCIATION, formerly known as Mercantile Bank of St. Louis National Association ("Bank").

                              W I T N E S S E T H:

     WHEREAS, pursuant to a certain Revolving Loan Agreement executed by Borrower in favor of Bank on May 21, 1993, as amended by the certain Amendment to Revolving Loan Agreement dated as of May 31, 1994, by the certain Second Amendment to Revolving Loan Agreement dated as of May 30, 1995 and by the certain Third Amendment to Revolving Loan Agreement dated as of May 29, 1996 (as amended, the "Loan Agreement"), Borrower executed a certain Promissory Note payable to Bank dated May 29, 1996, in the original principal amount of $25,000,000.00 (the "Note"); and

     WHEREAS, Borrower desires to further amend the terms of the Loan Agreement in the manner set forth herein and Bank is willing to agree to said amendment on the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the premises, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Bank hereby agree as follows:

     1. The definition of "Note" in Section 1.1(L) of the Loan Agreement is deleted in its entirety and substituted with the following:

    "(L)     "NOTE":  the Promissory Note dated May 29, 1997, in the principal amount of $25,000,000.00, executed and delivered by Borrower to Bank in evidence of the Credit (as defined in Section 2.1)."

Borrower shall execute a Promissory Note dated May 29, 1997, which shall have a maturity date of May 28, 1998, and which shall be subject to the payment terms described therein.

     2. The definition of "Termination Date" in Section 1.1(N) of the Loan Agreement is deleted in its entirety and substituted with the following:

     "(N)     "TERMINATION DATE":  May 28, 1998, or such later date to which it may be extended pursuant to Section 7.12."

     3. The Loan Agreement is, and shall remain, the binding obligation of Borrower, and all of the provisions, terms, stipulations, conditions, covenants and powers contained therein shall stand and remain in full force and effect, except only as the same are herein and hereby expressly and specifically varied or amended, and the same are hereby ratified and confirmed, and Bank reserves unto itself all rights and privileges granted thereunder.

     4. Borrower hereby reaffirms all representations, warranties, covenants and agreements recited in the Loan Agreement as of the date hereof, and the same are hereby adopted as representations, warranties, covenants and agreements of Borrower herein. Borrower further represents and warrants that it is not in default under any of its obligations under the Loan Agreement and that it has full power and authority to execute and deliver this Amendment, and that the execution and delivery hereof has been duly authorized, and that all necessary and proper acts have been performed or taken.

     5. ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT BORROWER AND BANK FROM
MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS BORROWER AND BANK REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN BORROWER AND BANK, EXCEPT AS BORROWER AND BANK MAY LATER AGREE IN WRITING TO MODIFY IT.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                                    BORROWER:

                                    EXPRESS SCRIPTS, INC.

                                    By: /S/ KURT D. BLUMENTHAL
                                    Title: Vice President of Finance


                                    BANK:

                                    MERCANTILE BANK
                                    NATIONAL ASSOCIATION

                                    By: /S/ MARILYN LEMONDS
                                    Title: Vice President